AMENDMENT AGREEMENT

         AGREEMENT   dated  as  of  January  2,  1996   between   EDITEK,   Inc.
("Purchaser") and MedTox Laboratories, Inc. ("Seller").

                                   WITNESSETH:

         WHEREAS, Seller and Purchaser are parties to a certain Asset Purchase Agreement dated July 1, 1995 (the "Purchase Agreement"), and desire to delay the closing of the transactions contemplated by the Purchase Agreement until 1996 and to change the nature of the consideration to be paid to Seller by Purchaser.

         NOW, THEREFORE, in consideration of the premises and the mutual promises of the parties set forth below, the parties hereby agree as follows:

(1) The Purchase Agreement is hereby amended so that (i) the Seller Termination Date referred to in Section 10.1 (b), the Purchaser
         Termination Date referred to in Section 10.1 (c) and the date contemplated by Section 10.1 (d) of the Purchase Agreement are all changed to January 15, 1996, and (ii) Section 4.1 is changed to allow Purchaser to set a Closing Date to be not earlier than January 1, 1996 and not later than the new Seller Termination Date.

(2) The Escrow Agent is hereby authorized pursuant to the Escrow Agreement attached to the Purchase Agreement as Exhibit A executed contemporaneously with the Purchase Agreement between Seller, Purchaser and Henson & Efron, P. A., as Escrow Agent (the "Escrow Agreement") to deliver to Seller the funds deposited into escrow by Purchaser and all interest thereon. The amount delivered shall constitute a nonrefundable deposit to be credited against the purchase price in the transactions contemplated by the Purchase Agreement. If the Purchase Agreement is terminated by either party for any reason, Seller shall be entitled to retain the funds delivered to Seller and being held by Seller as a nonrefundable deposit. All obligations and rights of the parties to the Escrow Agreement are hereby terminated.

(3) Article III of the Purchase Agreement is hereby amended to read in its entirety as follows:

                                   ARTICLE III
                       CONSIDERATION PAYABLE BY PURCHASER


                  Section 3.1 Cash Purchase Price. In addition to assumption of the Assumed Liabilities, Purchaser shall pay Seller an aggregate cash purchase price of Nineteen Million ($19,000,000) Dollars for the Assets as follows:

                  (a) Upon execution of this Amendment Agreement, $509,569.90 nonrefundable deposit delivered to Seller by legal counsel to Seller, formerly held pursuant to the terms of the Escrow Agreement attached to the Purchase Agreement as Exhibit A;

                  (b) At Closing, the remainder of the cash Purchase Price shall be paid by wire transfer to Seller's bank account in Minneapolis, Minnesota.

                  Section 3.2 Definitions. The following terms shall have the definitions set forth below:

                  (a) "Additional Shares" shall mean shares of Common Stock of Purchaser issued pursuant to Section 3.4 of this Agreement.

                  (b) "Closing Date Market Price" shall mean the average for the five Trading Days immediately preceding the Closing Date of the mean of the daily high and low sales prices of the Common Stock on the American Stock Exchange, Inc.

                  (c) "Closing Shares" shall mean shares of Common Stock of Purchaser issued to Seller at the Closing of the transactions contemplated by the Purchase Agreement.

                  (d) "Common Stock" shall mean shares of the Common Stock, par value $0.15 per share, of Purchaser

                  (e) "Holder" shall mean Seller or the shareholder of Seller to whom Seller distributes the Closing Shares.

                  (f) "Price Protection Price" shall mean the lower of (i) the Purchase Price or (ii) the lowest Repricing Date Market Price for any previous Repricing Date.

                  (g) "Purchase Price" shall mean Seventy (70%) Percent of the Closing Date Market Price of a share of Common Stock of Purchaser.

                  (h) "Release Date(s)" shall mean the calendar date(s) on which Purchaser issues a press release announcing its financial performance for (i) the fiscal quarter that ends on March 31, 1996, but not later than May 14, 1996,
(ii) the fiscal
quarter that ends on September  30, 1996,  but not later than November 14, 1996,
(iii) the fiscal year that ends on December 31, 1996, but not later than March 31, 1997 and (iv) the fiscal quarter that ends on September 30, 1997, but not later than November 14, 1997.

                  (i)  "Repricing   Date"  shall  mean  the  fifth  Trading  Day
following each Release Date, with the Trading Day immediately following the Release Date constituting the first Trading Day.

                  (j) "Repricing Date Market Price" shall mean the average on the Repricing Date and four Trading Days preceding the Repricing Date of the mean between the daily high and low sales prices of the Common Stock of Purchaser on the national securities exchange or NASDAQ on which the Common Stock of Purchaser is listed or quoted.

                  (j) "Trading Day" shall mean any day on which at least 1,000 shares of Common Stock of Purchaser are sold on any national securities exchange or NASDAQ; provided, however, if for any applicable period there are more than two consecutive trading days when there are fewer than 1,000 shares of Common Stock sold, then each trading day thereafter shall be deemed to be a Trading Day regardless of the number of shares of Common
Stock sold.

                  Section 3.3 (a) Equity Purchase Price. At Closing the Purchaser shall issue to Seller a number of shares of Common Stock ("Common Stock") of Purchaser equal to the quotient obtained by dividing (i) Five Million (5,000,000), by (ii) Seventy (70%) Percent of the Closing Date Market Price of a share of Common Stock of Purchaser. No fractional shares shall be issued. Purchaser shall have the option to pay cash or to issue a whole share in lieu of fractional shares.

                  (b) Escrowed Shares. At Closing, a number of the shares of Common Stock issuable pursuant to Section 3.3 (a) having a Closing Date Market Price equal to Two Hundred Fifty Thousand ($250,000) Dollars shall be deposited in escrow (the "Escrowed Shares") with legal counsel to Purchaser with executed stock powers acceptable to Purchaser to be held and delivered pursuant to the terms of the escrow agreement attached to the Purchase Agreement as Exhibit B; and

                  Section 3.4 Additional Shares of Common Stock. To encourage retention of the Closing Shares, Purchaser hereby agrees to compensate the Holders of Closing Shares for declines in the market price of the Common Stock of Purchaser below the Purchase Price as follows. To the extent necessary to compensate a Holder for declines in the market price of the Common Stock of Purchaser below the Purchase Price, Purchaser shall issue to the Holder a number of Additional Shares such that after issuance of any such Additional Shares, the Closing Shares and the Additional

Shares held by Holder on the Repricing Date are equal in value (valued at the applicable Repricing Date Market Price) to the product determined by multiplying
(a) the number of Closing Shares and Additional Shares held by the Holder after the close of trading on the day immediately preceding the Repricing Date, by (b) the Price Protection Price.

                  Additional Shares shall be issued within ten (10) days after the Repricing Date. No fractional shares shall be issued. Purchaser shall have the option to pay cash or to issue a whole share in lieu of fractional shares.

                  Notwithstanding the foregoing, no Additional Shares shall be issued to any Holder who at any time prior to the Repricing Date shall engage in any short sales of the Common Stock of Purchaser, acquire any put option or sell any call option on the Common Stock of Purchaser, loan any shares of Common Stock to any other person or entity who Holder knows has a short position in the Common Stock of Purchaser or who Holder knows has any put or call options on the Common Stock of Purchaser, sell any shares of Common Stock of Purchaser during the period between any Release Date and the following Repricing Date or encourage or assist any other person or entity to engage in any such trading activity.

         Section 3.6       Tax Liability.

         (a) In the event Seller distributes Closing Shares to any shareholder and a Sales Window does not occur between the date Purchaser notifies Seller in writing that the Closing Shares and Additional Shares are registered and are sellable under securities laws and April 10,1997, Purchaser shall pay the Tax Liability to each of Seller's shareholders who received Closing Shares.

         The  term  "Tax  Liability"   shall  mean  the  amount   determined  by
multiplying (i) the amount by which the Purchase Price of a Closing Share exceeds the Market Price of a share of Common Stock of Purchaser on April 10, 1997, by (ii) the quotient derived by dividing (x) the Federal and state income tax liability associated with Seller's shareholder's receipt of the Closing Shares (but not any penalties or interest), by (y) the Market Price of a share of Common Stock of Purchaser on April 10, 1997, provided that in the event a shareholder of Seller does not sell any Closing Shares or Additional Shares to pay such taxes, clause (y) of the foregoing calculation shall read as follows: "(y) the Purchase Price."

         The term "Sales Window" shall mean a period of twenty (20) consecutive Trading Days in which the aggregate Tax Liability Price of the Closing Shares and Additional Shares issued by Purchaser equals or exceeds the Purchase Price for the Closing Shares of such shareholder.

         The term "Tax Liability Price" for any shareholder of Seller shall mean the sum of the following:
                           (i) the  aggregate  average  Market  Price during the
                  Trading Window of all Closing Shares and Additional Shares held by such shareholder of Seller throughout the Trading Window;

                           (ii) if during or prior to the  Trading  Window  such
                  shareholder sells any Closing Shares or Additional Shares for a price that is less than the average Market Price during the Trading Window, the aggregate average Market Price during the Trading Window of the Closing Shares and Additional Shares sold by such shareholder; and

                           (iii)if during or prior to the Trading Window such shareholder sells any Closing Shares or Additional Shares for a price that is equal to or greater than the Market Price during the Closing Window, the sales price of the Closing Shares and Additional Shares sold by such shareholder.

         The term "Market Price" shall mean the mean of the high and low sales prices on the date in question of the Common Stock of Purchaser on any national securities exchange or NASDAQ on which the Common Stock of Purchaser is listed or quoted.

         (b) The obligations of Purchaser to pay the Tax Liability to any shareholder of Seller shall be subject to such shareholder providing Purchaser with proof reasonably satisfactory to Purchaser of the amount of the Tax Liability, including (i) the date and sales price of any Closing Shares or Additional Shares and (ii) continued ownership of Closing Shares and Additional Shares during the applicable period.

         (c) Purchaser shall pay its Tax Liability hereunder on or before April 15, 1997, provided that Purchaser may delay payment of all or part of its Tax Liability hereunder to the extent payment is not permissible under law or under any covenant or agreement with the lender(s) providing financing for the acquisition of the assets of Seller, including any covenant or agreement in any line of credit extended in connection with the acquisition loans. If all or any part of payment of the Tax Liability is delayed by reason of the foregoing, (i) Purchaser shall notify Seller of the basis for the delay and (ii) Purchaser shall pay the delayed the Tax Liability payment to the extent payment later becomes permissible under such legal or contractual restriction on payment, provided that in the event at any time prior to additional payment of Tax Liability becoming permissible a Sales Window occurs, Purchaser shall cease to have any further obligation to pay the tax liability that has not previously been paid. The ability to pay Tax Liability shall be measured as of the last day of each fiscal quarter of Purchaser.

         (d) In the event of any partial payment of the Tax Liability by Purchaser, all persons entitled to Tax Liability payments shall be paid their pro rata share based on the number of Closing Shares distributed to them by Seller.

         Section 3.6 Stock Dividends, Splits, Combinations etc. In the event of any stock, dividend, split, combination, reorganization or similar event with respect to the shares of Common Stock of Purchaser, (i) shares issued on account of or in exchange for Closing Shares shall be Closing Shares, (ii) shares issued on account of or in exchange for Additional Shares shall be Additional Shares and (iii) stock prices shall be proportionately adjusted to the extent adjustment is required to fulfill the original intention of the parties.

         Section 3.7       Transfer Restrictions.

         (a) Holders of Closing Shares shall not sell or otherwise transfer any Closing Shares until the sixtieth (60th) day after the Closing Date. In determining a Holder's right to sell Closing Shares, the day immediately following the Closing Date shall be Day One.

         Notwithstanding  the foregoing,  nothing  contained in this Section 3.7
(a) shall prohibit transfer by Seller of Closing Shares to any shareholder of Seller who shall execute and deliver to Purchaser an agreement to comply with the provisions of this Section 3.7.

         (b) Because the Closing Shares and the Additional Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or applicable state securities laws, Seller cannot dispose of any or all of the Closing Shares or the Additional Shares unless such shares are subsequently registered under the Securities Act, and/or applicable state securities laws, or exemptions from such registration are available. Purchaser shall register the Closing Shares and the Additional Shares as provided in the Registration Rights Agreement attached as Exhibit A hereto. Seller further understands that Purchaser, as a condition to the transfer of any of the Closing Shares or Additional Shares, may require that the request for transfer be accompanied by an opinion of counsel satisfactory to the Purchaser, in form and substance satisfactory to the Purchaser and preceded by prior written notice, to the effect that the proposed transfer does not result in violation of the Securities Act or applicable state securities laws, unless such transfer is covered by an effective registration statement under the Securities Act and all applicable state securities laws. Seller understands that each certificate representing the Closing Shares and Additional Shares and any securities issued on account of ownership thereof will bear the following legend or one substantially similar thereto:

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state. These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Securities Act and applicable state securities laws, or an opinion of counsel satisfactory to the corporation that registration is not required under the Securities Act and applicable state securities laws.


                  Section 3.8 Representations and Agreements of Seller. Seller hereby represents, warrants and agrees as follows:

                  (a) Seller has a total of thirty-five (35) shareholders. The name and address of each shareholder are set forth on Schedule 3.8 hereto.

                  (b) Prior to the meeting of shareholders of Seller to approve this Amendment Agreement, Seller shall distribute to all shareholders of Seller a copy of the Private Placement Memorandum (and all exhibits thereto) and an Investor Questionnaire furnished by Purchaser to Seller.

                  (c) Seller agrees to furnish to Purchaser any other information about Seller reasonably requested by Purchaser to allow Purchaser to comply with securities laws and that no shares of Common Stock of Purchaser shall be distributed to any shareholder (i) who fails to deliver to Purchaser and/or Seller prior to the Closing a completed Investor Questionnaire of Purchaser, or (ii) who alone or together with their Purchaser Representative (as defined in Rule 501 (h) of Regulation D), fails to furnish prior to the Closing such information or assurances necessary for Purchaser to conclude that the issuance and delivery of the Closing Shares to Seller as contemplated herein, is exempt from registration under Federal and state securities laws. Determinations of information required and whether the conditions to exemption have been satisfied shall be made jointly in good faith by both Purchaser and Seller.

(4) All representations and warranties made by Seller and Purchaser Sections in 5.2 and 6.2 of the Purchase Agreement are hereby extended to this Amendment

         Agreement and the Registration Rights Agreement and the transactions contemplated hereby and thereby.

(5) Sections 5.4 and 5.5, which shall read in their entirety as set forth below, are hereby added to the Purchase Agreement:

                  Section 5.4 Closing Shares and Additional Shares. The Closing Shares and the Additional Shares will upon issuance in accordance with Article III of the Purchase Agreement be duly and validly authorized, fully-paid and nonassessable shares of Common Stock of Purchaser, except that the shareholders of Purchaser are not required to approve this Amendment Agreement, the Registration Rights Agreement or the transactions contemplated hereby or thereby. Purchaser has obtained confirmation from the American Stock Exchange ("AMEX") that the vote of the shareholders of Purchaser at a meeting held on October 26, 1995 is sufficient to satisfy AMEX rules with respect to the transactions contemplated by this Amendment Agreement. No filing or registration with, no notice to and no permit, authorization, consent or approval of any public body or authority is necessary for the consummation by Purchaser of the transactions contemplated by this Amendment Agreement or the Registration Rights Agreement, except that (i) offers and/or sales of Closing Shares and Additional Shares may require filings with, and approvals by, state securities regulators, which filings and approvals will be made and obtained by Purchaser at its expense prior to issuance of the Closing Shares and Additional Shares; (ii) Purchaser will file a Form D at its expense with the Securities and Exchange Commission following the Closing; and (iii) performance of the Registration Rights Agreement will require filings with, and approvals by, the Securities and Exchange Commission and various State securities regulators, with the expense of such filings to be allocated as set forth in the Registration Rights Agreement.

                  Section 5.5 Securities Documents. The Private Placement Memorandum delivered by Purchaser to Seller and the documents incorporated by reference therein do not contain any untrue statements of material fact and do not omit to state any material fact necessary to make the statements of material fact therein, in light of the circumstances under which they were made, not misleading. This representation shall not apply to any statements contained in, or omitted from, such documents to the extent the statement is based on information supplied to Purchaser by Seller.

(6)      Article IV of the Purchase  Agreement is hereby  amended to add Section
         4.2 (d), 4.3 (d), (e) and (f), and Section 4.4 (j), which shall read in their entirety as follows:

         4.2 (d) All shareholders of Seller shall have completed and delivered to Purchaser and Seller the Investor Questionnaire in the form attached as Exhibit A hereto, and together with their Purchaser Representative (as defined in Rule 501
         (h) of Regulation D), shall satisfy the conditions for exempting the offer and sale by Purchaser of shares of Common Stock to such person under Federal or state securities laws.

         4.3 (d) Purchaser shall have executed and delivered to Seller the Registration Rights Agreement in the Form attached as Exhibit B to this Amendment Agreement.

         4.3 (e) Shareholders of Seller shall have approved the execution and delivery of this Amendment Agreement and the consummation of the transactions contemplated by the Purchase Agreement, as amended by this Amendment Agreement.

         4.3 (f) No holders of the outstanding shares of stock of Seller shall have elected to exercise their dissenters rights under Minnesota Statutes Sections 302A.471 and 302A.473.

         4.4 (j) Seller shall have executed and delivered to Purchaser the Registration Rights Agreement in the Form attached as Exhibit B to this Amendment Agreement.

(7) The opinion letters to be delivered by attorneys for Purchaser and attorneys for Seller pursuant to Sections 4.3 (b) and 4.4 (b) of the Purchase Agreement shall be changed to read in their entirety as set forth on Exhibit C and Exhibit D hereto.

(8) Section 8.4 of the Purchase Agreement is hereby amended to add the following:

         Purchaser shall pay at Closing all reasonable attorneys fees, costs and expenses incurred by Seller on or after November 16, 1995 through the Closing Date, and amounts reasonably estimated to be incurred after the Closing Date up to a maximum of $25,000 in post-Closing fees, in connection with the negotiation, preparation, documentation, execution, delivery and performance of the Purchase Agreement, as amended by this Amendment Agreement, and the Registration Rights Agreement, provided that Purchaser shall not be liable for amounts related to work that would have been performed had the Purchase Agreement closed without the changed terms contained in the Amendment Agreement.

(9) Article VIII of the Purchase Agreement is hereby amended to add Section 8.8, which shall read in its entirety as follows:

         Purchaser shall continue to have its Common Stock listed for trading on a national securities exchange or quoted on the Automated Quotation System of the

         National Association of Securities Dealers, Inc. until the last Repricing Date.

(10) Except as set forth above, the Purchase Agreement shall remain unchanged and in full force and effect.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be signed by their respective officers thereto duly authorized as of the date first written above.


[CORPORATE SEAL]                    MEDTOX LABORATORIES, INC.


ATTEST:                                By:______________________________
                                                  Name:_________________________

Title:_______________________
By:_________________________
   ______________, Secretary

[CORPORATE SEAL]                    EDITEK, INC.

ATTEST:                                By:______________________________
                                                   Name:_______________________
                                                   Title:______________________
By:______________________
   ______________, Secretary

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT, dated as of January __, 1996 (this "Agreement"), is made between Editek, Inc., a corporation organized under the laws of Delaware (the "Company"), and MedTox Laboratories, Inc., a corporation organized under the laws of the State of Minnesota (the "Initial Investor").

                              W I T N E S S E T H:

         WHEREAS, in connection with the Asset Purchase Agreement, dated as of July 1, 1995, as amended by the Amendment Agreement dated as of December 1, 1995 between the Initial Investor and the Company (the "Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue and sell to the Initial Investor shares of Common Stock at the closing of the transactions contemplated by the Purchase Agreement (the "Closing Shares"), and, under certain conditions described in the Purchase Agreement to issue without additional cost additional shares of Common Stock (the "Additional Shares"); and

         WHEREAS, the Company is agreeing to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws with respect to the Closing Shares and the Additional Shares (the "Shares");

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:

         1.       Definitions.

                  (a) As used in this Agreement, the following terms shall have the following meanings:

                           (i)      "Register," "registered," and "registration"
refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act on such appropriate registration form promulgated by the Commission as shall be selected by the Company and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission ("SEC") and applicable state laws.

                           (ii)     "Registrable Securities" means the Closing
Shares and the Additional Shares.

                           (iii)    "Registration Statement"  means  a
registration statement under the Securities Act registering securities of the Company.

         (b) As used in this Agreement, the term Investor includes (i) the Initial Investor (as defined above) and (ii) each person who is a permitted transferee or assignee of the Registrable Securities pursuant to Section 9 of this Agreement.


         2.       Registration.

                  (a)  Piggy-Back  Registrations.  Subject to the  provisions of
Sections 3 and 4 hereof, if at any time the Company shall determine to prepare and file with the SEC a Registration Statement relating to an offering under the Securities Act of any of its equity securities for its own account or the account of others, other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Investor who owns Registrable Securities written notice of such determination and, if within twenty (20) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Investor's Registrable Securities that such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion, if any, of the Registrable Securities with respect to which such Investor has requested inclusion hereunder. Any exclusion of Registrable Securities and other securities having registration rights shall be made pro rata among the Investors and other shareholders seeking to include Registrable Securities and other securities have registration rights and in proportion to the number of Registrable Securities and other securities having registration rights sought to be included in such registration; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the holders of which are not entitled to inclusion of securities in such Registration Statement. No right to registration of Registrable Securities under this Section 2(a) shall be construed to limit any registration required under Section 2(b) hereof. The obligations of the Company under this Section 2(a) may be waived by Investors holding Eighty (80%) Percent in interest of the Registrable Securities and shall terminate (i) after the Company has afforded the opportunity for the Investors to exercise registration rights under this
Section 2(a) for two registrations; provided, however, that any Investor who shall have had any Registrable Securities excluded from any Registration Statement in accordance with this Section 2(a) shall be entitled to include in an additional Registration Statement filed by the Company the Registrable Securities so excluded, or (ii) after the expiration of three years after the Closing Date of the transactions contemplated by the Purchase Agreement.

                  (b) Immediate Registration. Subject to the provisions of Sections 3 and 4 hereof, the Company shall prepare and file a Registration Statement with the SEC within fifteen (15) business days after the Closing Date of the transactions contemplated by the Purchase Agreement; provided, however, that such registration statement need not be filed until five (5) business days after all persons having the right to include shares therein have provided the Company with all information reasonably requested by the Company in connection with such registration. The Registration Statement required by this Section 2
(b) shall cover a number of Registrable Securities of Investor equal to the number of Closing Shares issued at the Closing of the transactions contemplated by the Purchase Agreement, plus an equal number of Additional Shares. In the event the Company becomes obligated to issue a number of Additional Shares in excess of the number covered by such Registration Statement, the Company shall either amend the Registration Statement to cover the extra Additional Shares or file a new Registration Statement to cover the extra Additional Shares. Such amendment or new Registration Statement shall be filed a number of days after the issuance of such Additional Shares as the first Registration Statement is required to be filed after the Closing Date of the transactions contemplated by the Purchase Agreement.

                  (c) If any registration is underwritten, the Investors who hold the Registrable Securities to be included in such underwriting shall pay all underwriting discounts and commissions with respect to their Registrable Securities and the fees and expenses of legal counsel selected by the Investors.

                  (d) Nothing herein shall limit the right of the Company to grant registration rights to any other person or entity and to include shares of such person or entity on any Registration Statement.

         3. Obligations of the Company. In connection with the registration of the Registrable Securities under this Agreement, the Company shall:

                  (a) prepare promptly and file with the SEC promptly (but in no event later than 15 business days after the Closing Date of the transactions contemplated by the Purchase Agreement) a Registration Statement or Statements with respect to all Registrable Securities to be included therein, and thereafter use its best efforts to cause the Registration Statement to become effective as soon as reasonably possible after such filing. If such Registration Statement is filed pursuant to Rule 415, the Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is two years after the date such Registration Statement is first ordered effective by the SEC. In any case, the Registration

Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that, subject to the conditions set forth in Section 4(a) below, each Investor may notify the Company in writing that it wishes to exclude all or a portion of its Registrable Securities from such Registration Statement.

                  (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times until such date as is two years after the date such Registration Statement is first ordered effective by the SEC, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of by the Investors in accordance with the intended methods of disposition by the Investors as set forth in the Registration Statement.

                  (c) furnish to each Investor whose Registrable Securities are included in the Registration Statement, such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto promptly upon approval thereof by the SEC and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor; The Company shall provide copies of all such documents upon approval thereof by the SEC to counsel for the Initial Investor at such address designated in writing by the Initial Investor;

                  (d) (i) register or qualify, or obtain exemption from registration or qualification for, the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as required for sale of the Registrable Securities by the investor as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements, (iii) take such other actions as may be necessary to maintain such registrations or qualifications in effect at all times until such date as is the earlier of two years after the date such Registration Statement is first ordered effective by the SEC or is two years after the Initial Investor acquired the Shares and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions or to otherwise permit the Holders to dispose of the Registrable Securities; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (I) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (II) subject itself to general taxation in any such jurisdiction, (III) file a general consent to service of process in any such jurisdiction, (IV) make any change in its charter or by-laws, which in each case the

Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders or (V) subject any officer, director or shareholder to any penalty or risk of forfeiture other than those penalties and risks to which officers and directors are ordinarily liable in a public offering of securities;

                  (e) in the event Investors who hold a majority in interest of the Registrable Securities being offered pursuant to Section 2(b) hereof select underwriters for the offering, or an underwritten public offering is conducted pursuant to Section 2(a) hereof, enter into and perform its obligations under an underwriting agreement in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering;

                  (f) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold pursuant to such registration of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

                  (g) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold pursuant to such registration (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

                  (h) permit a single firm of counsel designated as selling Investors' counsel by the Investors who hold a majority in interest of the Registrable Securities being sold pursuant to such registration to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects, provided that any unreasonable delay by such counsel shall automatically extend the period provided in this Agreement for filing the Registration Statement;

                  (i) at the request of the Investors who hold a majority in interest of the Registrable Securities being sold pursuant to an underwritten registration, furnish on the date that Registrable Securities are delivered to an underwriter for sale in connection with the Registration Statement (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwriter public offering, addressed to the underwriters; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of such Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and Investors;

                  (j) make available for inspection by any Investor whose Registrable Securities are being sold pursuant to such registration, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any such Investor or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence;
provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning an Investor provided to the Company pursuant to Section 4(e) hereof unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor, and allow such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

                  (k) use its best efforts either to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on the American Stock Exchange or another national securities exchange and on each additional national securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure designation of all the Registrable Securities covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the NASDAQ National Market System or, if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure listing on a national securities exchange or NASDAQ authorization and quotation for such Registrable Securities;

                  (l) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

                  (m)  cooperate   with  the  Investors  who  hold   Registrable
Securities being sold pursuant to registration statements and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates to the transferees to whom such Registrable Securities are being sold (not bearing any restrictive legends) pursuant to the denominations or amounts as the case may be, and registered, in such names as the managing underwriter or underwriters, if any, or the Investors may reasonably request; and, within three business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, or shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are being sold) instructions to the transfer agent to issue new stock certificates without a legend to such transferees and an opinion of such counsel that the shares have been registered; and

                  (n) take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

                  (o) Notwithstanding the foregoing, the Company's obligations in connection with the registration of Registrable Securities shall be limited as follows:

                           (i)      The Company shall not be obligated under
this Agreement to register or include in any registration Registrable Securities that any Investor has requested to be registered if the Company shall furnish
such Investor with a written  opinion of counsel  reasonably   satisfactory  to
such  Investor,   that  all  Registrable Securities that such Investor holds may be publicly offered, sold or distributed without registration under the Act pursuant to Rule 144 without restriction as to the amount of securities that can be sold.

                           (ii)     The Company's obligation to amend,
supplement and cause to continue to be effective any registration statement may be suspended, for a reasonable period of time, not to exceed 45 days, if the Company has been advised in writing by independent legal counsel that such filing would require the disclosure of a material transaction or other facts and the Board of Directors of the Company determines reasonably and in good faith that such disclosure would have a material, adverse effect on the Company; provided, however, that the Company shall not under any circumstances be permitted to exercise such rights more than two (2) times in any twelve (12) month period. The Company shall immediately notify in writing all Investors who hold Registrable Securities covered by such registration statement of such determination, and such Investors shall maintain the confidentiality of such notice and shall cease all trading in the securities of the Company until the Company notifies such Investors in writing that the circumstances that caused such suspension or postponement are no longer present and that the Registration Statement is currently effective. The Company shall use its best efforts to promptly take all such actions necessary to eliminate any such suspension or postponement as soon as reasonably possible.

                           (iii)    The Company may in its discretion grant to
any owner of securities of the Company registration rights of any kind or nature.

                  (p) If the Company shall fail to file the Registration Statement required to be filed by the Company pursuant to Section 2 (b) hereof within the time provided therefor, or if the Company shall fail to actively attempt to obtain effectiveness of the Registration Statement, the Investors shall be entitled, at the Company's expense, to prepare a Registration Statement and/or to attempt to obtain effectiveness of the Registration Statement. In such event, the Company shall cause its directors and officers to provide all required information and to execute all documents as reasonably requested by such Investors to file such Registration Statement and/or cause such Registration Statement to become effective.

         4. Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                  (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Investor that such Investor furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of the Registrable Securities and execute such documents in connection with such registration as the Company may reasonably request. At least fifteen (15) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If within five
(5) business days
prior to the filing date the Company has not received a signed writing containing the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

                  (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

                  (c) In the event the Company or Investors holding a majority in interest of the Registrable Securities being registered determine to engage the services of an underwriter in accordance with Section 2(b) hereof, or in connection with any underwritten public offering pursuant to Section 2(a)
hereof,  each  Investor  agrees  to  enter  into  and  perform  such  Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement, and the Company shall have no obligation to register the Registrable Securities of any Investor who fails to comply with this paragraph;

                  (d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) and 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall, at the option of the Investor, either (i) deliver to the Company or (ii) destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; and

                  (e) No Investor may participate and the Company shall have no obligation to register the Registrable Securities of any Investor in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions applicable with respect to its Registrable Securities, in each case to the extent not payable by the Company pursuant to the terms of this Agreement.

         5. Expenses of Registration. All expenses (other than underwriting discounts and commissions or brokerage commissions) incurred in connection with registrations, filings or qualifications pursuant to Section 3, including, without limitation, all registration, listing and qualifications fees, printers' and accounting fees and the fees and disbursements of counsel for the Company, shall be borne by the Company; provided, however, that the Investors shall bear the fees and out-of-pocket expenses of the one legal counsel selected by the Investors pursuant to Section 3(h) hereof.

         6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act, any underwriter (as defined in the Securities Act) for the Investors, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) (collectively "Claims") to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such
Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such

Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) (I) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, preliminary prospectus, final prospectus or any amendments thereof or supplements thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) with respect to any preliminary prospectus shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; and (III) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                  (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement of any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified person, an "Indemnified Party"), against any Claims to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claims(s) arises out of or is based upon any Violation(s), in each case to the extent (and only to the extent) that such Violation(s) occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and such Investor will promptly reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                  (c) The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

                  (d) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and indemnifying party in such proceeding. The Company shall pay for only one separate legal counsel for such of the Investors as may become Indemnified Parties or Indemnified Persons; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                  (e) Any Holder required to indemnify the Company as provided in this Section 6 shall cease to have the right to participate in any other registration pursuant to this Agreement.

         7. Contribution. To the extent any indemnification provided for herein is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under
Section  6 to the  fullest  extent  permitted  by law;  provided, however, that
(a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no Holder of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
Act) shall be entitled to contribution from any Holder of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) contribution by any Holder of Registrable Securities shall be limited in amount to the net amount of proceeds received by such Holder from the sale of such Registrable Securities.

         8. Reports under Exchange Act. With a view to making available to the Investors the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, until such time as the Investors have sold all the Registrable Securities held by them pursuant to a Registration Statement or Rule 144 or otherwise, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

         9. Assignment of the Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement may be assigned by the Initial Investor to any shareholder of the Initial Investor to whom the Initial Investor transfers any Closing Shares or Additional Shares if:
(a) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (b) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (c) at or before the time the Company receives the written notice contemplated by clause (a) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. Except for transfers to shareholders of the Initial Investor that comply with the requirements of this Section, registration rights are not transferable.

         10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

         11.      Miscellaneous.

                  (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  (b) Notices required or permitted to be given hereunder shall be in writing (including facsimile) and shall be deemed to be sufficiently given and delivered when personally delivered, faxed (with a copy sent by first class mail) or when sent by registered mail, return receipt requested, addressed (i) if to the Company, at EDITEK, Inc., 1238 Anthony Road, Burlington, North Carolina 27215, Attention: Peter J. Heath, Chief Financial Officer, (ii) if to the Initial Investor, at the address set forth in the Purchase Agreement, with a copy to Henson & Efron, P. A., 1200 Title Insurance Building, Minneapolis, Minnesota 55401, Attention Alan C. Eidsness, Esq. and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), with a copy to Henson & Efron, P. A., 1200 Title Insurance Building, Minneapolis, Minnesota 55401, Attention Alan C. Eidsness, Esq., and shall be effective, when personally delivered, upon receipt, when faxed, the day after transmission, and when so sent by certified mail, four business days after deposit with the United States Postal Service.

                  (c) Failure of any party to exercise any right or remedy under this Agreement, or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (d) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of New York applicable to the agreements made and to be performed entirely within such state. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                  (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                  (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may required.

                  (h) The headings in the Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of day and year first above written.

EDITEK, INC.                                         MEDTOX LABORATORIES, INC.


By: _______________________                          By:_______________________
Title:_____________________                          Title:____________________

                           EDITEK, INC. QUESTIONNAIRE


         As partial consideration for the acquisition of substantially all of the assets of MedTox Laboratories, Inc. ("MedTox") by EDITEK, Inc. (the "Company"), shares (the "Shares") of the common stock, par value $.15 per share ("Common Stock"), of the Company are being offered to MedTox, at a purchase price and on the terms described in the Company's Private Placement Memorandum (the "Offering").

         The Shares are being offered without registration under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of certain states, in reliance on the exemption contained in Section 4(2) of the Securities Act and on Regulation D promulgated by the Securities and Exchange
Commission pursuant to the Securities Act ("Regulation D"), and in reliance on applicable exemptions claimed under certain applicable state laws. The Company has agreed to file a registration statement on Form S-3 (the "Registration
Statement") with the Securities and Exchange Commission to registering for resale the Shares.


                         PURPOSES OF THIS QUESTIONNAIRE


         PART I:   Suitability Requirements and General Solicitation
Restrictions.

         Under the Securities Act, Regulation D and certain state laws, the Company must determine that an individual meets certain suitability requirements before selling (or, in some states, offering) the Shares to such individual and must ensure that no general solicitation occurs in connection with the Offering. This Questionnaire does not constitute an offer to sell or a solicitation of an offer to sell or a solicitation of an offer to buy the Shares or any other security.

         THE COMPANY WILL NOT OFFER OR SELL SHARES TO ANY INDIVIDUAL WHO HAS NOT COMPLETED AND EXECUTED THIS QUESTIONNAIRE.

         PART II: Stock Ownership.

         Certain information regarding ownership of the Company's securities and the intended plan of distribution of the Shares is necessary to prepare the Registration Statement and other securities documents which may be required in connection with the Registration Statement to be filed by the Company with the Securities and Exchange Commission to register for resale the Shares, in accordance with the rights granted to you pursuant to the Registration Rights Agreement between the Company and MedTox (the "Registration Rights Agreement").

         Because the information provided herein will be used in connection with the preparation of documents to be filed with state or federal agencies, it should be accurate, complete and true, and not omit any material or important information.

         One copy of this questionnaire should be completed and delivered to Editek, Inc., 1238 Anthony Road, Burlington, NC 27215, Attn: Peter J. Heath.

         SHARES WILL NOT BE INCLUDED IN THE REGISTRATION UNLESS YOU COMPLETE THIS QUESTIONNAIRE.



                                     PART I

INSTRUCTIONS TO PART I:

         PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is "None" or "Not Applicable," so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

         Your answers to Part I will be kept strictly confidential at all times; however, the Company may present this Questionnaire to such parties (including lenders or governmental entities) as it deems appropriate in order to assure itself and such entities that the offer and sale of the Units will not result in a violation of the registration provisions of the Securities Act or a violation of Regulation D or the securities laws of any state.

         NOTE: Individuals responding to this questionnaire should answer questions 1 through 3.2 of Part I. Partnerships, corporations, trusts or other entities responding to this questionnaire should answer questions 4 through 7.2 of Part I.

A.       INDIVIDUALS

         1.       Name and Address.


Name:_____________________________________     Date of Birth:__________________
Residence Address (include Zip Code):__________________________________________

------------------------------------------------------------------------------

Business Address (include Zip Code)____________________________________________

------------------------------------------------------------------------------
                                        2

Telephone Nos. Res.:_______________________          Bus.:_____________________
Preferred Mailing Address: [  ] Residence   [  ] Business

Citizenship:      [  ] U.S.   [  ] Other (specify)_____________________________

State of Residence:____________________________________________________________

Social Security No.:___________________________________________________________

Marital Status:________________________________________________________________


         2.  Financial   Condition.   Please  answer  the  following   questions
concerning your financial condition by marking the appropriate response box.

         2.1 Did your individual annual gross income (net of expenses directly related to the production of such income) during each of 1993 and 1994 exceed $200,000, and do you reasonably expect your individual annual income during 1995 to exceed $200,000?

                                                                   [ ]   [ ]
                                                                   Yes    No

         2.2 Did your joint annual gross income (together with your spouse) (net of expenses directly related to the production of such income) during each of 1993 and 1994 exceed $300,000, and do you reasonably expect your joint annual income during 1995 to exceed $300,000?
                                                                     [ ]  [ ]
                                                                     Yes    No

         2.3 Does your individual or joint (together with your spouse) net worth 1 exceed $1,000,000?

                                                                     [ ]   [ ]
                                                                     Yes    No

1 For this purpose, a person's net worth is the excess of all of the person's assets over all of the person's liabilities, based upon current fair market value.

         3.                Sophistication:

         3.1 (a) Do you consider yourself to have sufficient knowledge and experience in financial and business matters to enable you to evaluate the merits and risks of an investment in the Shares?

                                                                     [ ]    [ ]
                                                                     Yes     No

                  (b) If the answer to 3.1(a) is "No," you will be required to have an attorney, accountant or other investment adviser serve as your purchaser representative(s) to evaluate and advise you with respect to your prospective investment in the Shares. Each such person must complete, and you must review and acknowledge, a separate Purchaser Representative Questionnaire and Disclosure Statement and Acknowledgement which must be returned to the Company prior to the sale of any Shares to you.

         3.2 In connection with your proposed investment in the Shares, will you seek advice from any attorney, accountant, investment adviser or other person or persons?


                                                                     [ ]   [ ]
                                                                     Yes    No

                  If yes, please set forth the name, profession or occupation, business address and telephone number of each such prospective adviser and, if more than one, explain briefly the division of responsibilities between them:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

B.       PARTNERSHIPS, CORPORATIONS, TRUSTS OR OTHER ENTITIES

         4.       Name and Address.

Name of entity: ________________________________________________________________



Indicate type of entity:
                           [   ]   General Partnership
                           [   ]   Limited Partnership
                           [   ]   Corporation
                           [   ]   Trust
                           [   ]   Other ____________________________________
                                                      (Specify)

Taxpayer identification number:___________________

Business address:______________________________________________________________
(Street)
------------------------------------------------------------------------------
                  (City)            (State)          (Zip Code)

Business telephone number:_______________________________________
                                    (Area Code)           (Number)

State in which organized or incorporated:
------------------------------------------------------------------------------

Date of organization or incorporation:
------------------------------------------------------------------------------

Was this partnership, corporation, trust or other entity formed for the specific purpose of investing in the Shares?

                           [   ]  Yes                         [   ]  No


         5.       Business

         Please describe the nature of the business the entity conducts.
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------



         6.       Financial Condition:

         6.1 Please answer Questions 6.1.1 through 6.1.6 by checking the appropriate box or boxes below:

                  6.1.1 The  undersigned  entity is (a) a bank,  as  defined  in
                  Section 3(a)(2) of the Securities Act os 1933, as amended (the "Act"), or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; (b) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (c) an insurance company, as defined in Section 2(13) of the Act; (d) an investment company registered under the Investment Partnership Act of 1940 (the "1940 Act") or a business development company as defined in Section 310(c) or (d) of the Small Business Investment Act of 1958; (e) a plan established and maintained by a state, it political subdivision, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, that is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.


                                                                      [ ]   [ ]
                                                                      Yes    No




                  6.1.2  The   undersigned   entity  is  a   "private   business
                  development company" as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.



                                                                      [ ]   [ ]
                                                                      Yes    No

                  6.1.3 The undersigned  entity is an organization  described in
                  Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of making the investment, with total assets in excess of $5,000,000.


                                                                      [ ]   [ ]
                                                                      Yes    No

                  6.1.4 The undersigned entity is a trust, with total assets in excess of $5,000,000, not formed for the purpose of investing in the Shares.


                                                                       [ ]   [ ]
                                                                       Yes    No

                  6.1.5 The undersigned is an entity and each partner (including general and limited partners), shareholder, grantor of a revocable trust or other equity owner of the undersigned entity (a) has a net worth, individually or jointly with his or her spouse, of at least $1,000,000; (b) had an individual income in excess of $200,000 in each of 1993 and 1994 and reasonably expects such individual income to exceed $200,000 in 1995 (or with his or her spouse, had and expects to have an income of $300,000 for such periods; (c) is an officer or director of the Company; or (d) meets the requirements of any of categories 6.1.1, 6.1.2, 6.1.3, 6.1.4 above.


                                                                       [ ]  [ ]
                                                                       Yes   No

                  6.1.6 The undersigned entity does not meet any of the standards set forth in the categories listed in 6.1.1 through
                  6.1.5 above.


                                                                      [ ]   [ ]
                                                                      Yes    No

         7.       Sophistication

         7.1 (a) Does the entity have sufficient knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of an investment in the Shares?


                                                                     [ ]    [ ]
                                                                     Yes     No

                  (b) If the answer to 7.1(a) is "No," the entity will be required to have an attorney, accountant or other investment adviser serve as its purchaser representative(s) to evaluate and advise it with respect to the prospective investment in the Shares. Each such person must complete, and the entity must review and acknowledge, a separate Purchaser Representative Questionnaire and Disclosure Statement and Acknowledgement which must be returned to the Company prior to the sale of any Shares to the entity.

         7.2      In connection with the proposed investment in the Shares, will
                  the  entity  seek  advice  from  any   attorney,   accountant,
                  investment adviser or other person or persons?


                                                                      [ ]   [ ]
                                                                      Yes    No

                  If yes, please set forth the name, profession or occupation, business address and telephone number of each such prospective adviser and, if more than one, explain briefly the division of responsibilities between them:

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                                     PART II



INSTRUCTIONS TO PART II:

         Please answer each question fully, giving the most exact and accurate answers possible and provide information as of December 1, 1995. Certain terms used in Part II are defined in Appendix A hereto, which should be referred to in completing this part of the questionnaire.

         For purposes of the questions in Part II, references to "you" or "your" refer equally to individuals and entities responding to this questionnaire.

         1.       General.

                  State your name as it should appear in any securities registration filings made.

                  NAME:________________________________________________________

                  If an entity, indicate principal contact for questions:

                  NAME:________________________________________________________

                  TELEPHONE:___________________________________________________

         2.       Business.

                  Please describe the nature of the business your organization conducts.

------------------------------------------------------------------------------

------------------------------------------------------------------------------

         3.       Relationship with the Company.

                  Please  state  your  (or  the  undersigned  entity's)  current
position  or  relationship   with  the  Company  (or  its  affiliates)  and  any
relationship with the Company (or its affiliates) during the past three years:
------------------------------------------------------------------------------

------------------------------------------------------------------------------

         4.       Security Holdings.

                  (a) Please state below the respective numbers of shares of the Company's Common Stock (or any other class of equity securities), excluding the shares of the Company's Common Stock offered by the Company as partial consideration for the acquisition of the assets of MedTox, owned of record or beneficially*, directly or indirectly, by you or members of your family, or by a group* of which you are a member, or by an associate* of yours, as indicated, as of __________________ (the "Non-MedTox Shares"). For purposes of this question, your family members include your spouse, your minor children and any relative of you or your spouse who lives with you.


                                    Class & Number of       Name and               Amount and
                                    Non-MedTox Shares       Address of             Nature of
                                    Currently Owned         Beneficial Owner*      Beneficial Ownership2


Non-MedTox Shares owned
by you, both of record
and beneficially*

Non-MedTox Shares owned
by you, of record only

Non-MedTox Shares owned
by you, beneficially* only

Non-MedTox  Shares owned
of record or beneficially*
by your spouse,  your
minor children and
relatives of yours or
of your spouse
(including  adult  children)
living in your home

2 State whether this is by (1) sole voting power, (2) shared voting power, (3) sole investment power, (4) shared investment power, or any combination of the foregoing.



                                    Class & Number of         Name and          Amount and
                                    Non-MedTox Share          Address of        Nature of
                                    Currently Owned           Beneficial Owner* Beneficial Ownership3

Non-MedTox Shares owned
by a group* of which you
are a member, both of
record and beneficially*

Non-MedTox Shares owned
by a group* of which
you are a member,
of record only

Non-MedTox Shares owned
by a group* of which
you are a member,
beneficially* only

Non-MedTox  Shares
which  you  have a
right to  acquire
pursuant  to  options,
warrants or otherwise
within 60 days of
 _____________,  1995
(please  describe
arrangements on reverse
side of this page)


         (b) Are any of the shares of stock or notes of the Company owned by you subject to any pledge or other contractual arrangement*?

                           No _____                  Yes _____

                  If yes, please explain such pledge or other contractual arrangement*:

3 State whether this is by (1) sole voting power, (2) shared voting power,
(3) sole investment power, (4) shared investment power, or any combination of the foregoing.

------------------------------------------------------------------------------

------------------------------------------------------------------------------



         (c) Please describe any other rights to purchase securities of the Company that you have:
------------------------------------------------------------------------------

------------------------------------------------------------------------------

         5. Plan of Distribution. Attached as Appendix B hereto is a description of a plan of distribution that is intended to be used in the Registration Statement. Please indicate whether anything stated in Appendix B is inaccurate or misleading with respect to any plan you may have to distribute the securities owned by you or whether Appendix B omits to state any information about such plan of distribution.

                           No _____                  Yes _____

                  If yes, describe below specifically in what manner Appendix B is inaccurate or misleading. Please also describe below any additional information about any plan you may have to distribute the securities that you own.

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                    13

                                  CERTIFICATION


         The undersigned hereby affirms that the preceding information is correct as of the date hereof. The undersigned will promptly notify the Company or its legal counsel of any changes in such information. The undersigned understands and agrees that this Questionnaire, as completed, and any further communications by the undersigned regarding the matters contemplated herein, will be relied upon, in connection with the offering by the Company of the Shares and the filings related to the Registration Statement, by the Company, its legal counsel, and the representatives of the underwriters (if any) and their counsel.

                 -----------------------------------------------
                             Signature of Investor 4

                 ----------------------------------------------
                   Please type or print name and title, if any

                  ---------------------------------------------
                                      Date

4 If this Questionnaire is being completed by or on behalf of a person* other than an individual, the entity on whose behalf the Questionnaire is being completed should be stated.

                                   APPENDIX A


1. Affiliate, Affiliated Company. The term "affiliate" or "affiliated company" means any person* that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with a specific entity, by means of possession of the power to direct or cause the direction of its management and policies, whether through ownership or otherwise. Persons who have acted or are acting on behalf or for the benefit of any entity include, but are not necessarily limited to, directors, officers, employees, agents, consultants and sales representatives.

2.       Associate.  The term "associate" means:

         (a) Any corporation or organization, except the Company and its subsidiaries, of which you are an executive officer or partner or of which you, together with other officers or directors of the Company, are, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities.

         (b) Any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar fiduciary capacity.

         (c) Any relative, your spouse or any relative of your spouse who resides with your or who is a director of officer of the Company or its subsidiaries.

3.       Beneficial Owner. A "beneficial owner" of securities is any person who,
         directly   or   indirectly,   through   any   contract,    arrangement,
         understanding, relationship or otherwise has or shares:

         (i) Voting power, which includes the power to vote, or to direct the voting of, such security; and/or,

         (ii) Investment power, which includes the power to dispose or direct the disposition of, such security.

         Furthermore, a "beneficial owner" of a security includes any person who has the right to acquire beneficial ownership of such security at any time within sixty (60) days. The right to acquire beneficial ownership could (but need not necessarily) be through (i) the exercise of any option, warrant or right, (ii) the conversion of a security, (iii) a power to revoke or automatic termination of a trust, discretionary account, or similar arrangement, or otherwise.

         A "beneficial owner" also includes any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting such person or beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan to evade the reporting requirements of any federal or state securities act.

         Securities owned beneficially would include not only securities held by you for your own benefit, whether in bearer form or registered in your own name or otherwise, but would also include securities held by others for your benefit (regardless of whether or how they are registered), such as, for example, securities held for you by banks or other custodians, brokers (whether in your name, their name or in "street name"), executors, administrators, or trustees (including trusts in which you have only a remainder interest) and securities held for your account by pledges, and securities owned by a partnership in which you are a member, and securities owned by any corporation in which you and your associates* own 10% or more of the stock. A person is deemed to be the beneficial owner of securities beneficially owned by his spouse, his minor children, or any relative sharing his home.

         "Indirectly", when used to refer to beneficial ownership of securities, means ownership through another such as a controlled corporation, member of the family, estate, trust, partnership or other entity.

4.       Family  Member.  The term "family  member" means your spouse,  parents,
         children,    siblings,    mothers   and   fathers-in-law,    sons   and
         daughters-in-law, and brothers and sisters-in-law.

5.       Family   Relationship.   The  term  "family   relationship"  means  any
         relationship by blood, marriage or adoption, not more remote than first cousin.

6. Group. The term "group" means any two or more persons acting as a partnership, limited partnership, syndicate or otherwise.

7. Person. The term "person" means a natural person, company, partnership, joint venture, limited partnership, trust, estate, government, or other entity, or a political subdivision, agency, or instrumentality of a government.

8. Public Company. The term "public company" means a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or subject to the requirements of section 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940.

9. Arrangement. Any plan,* contract, authorization or understanding, whether or not set forth in a formal document.

10. Immediate Family. Any relationship by blood, marriage or adoption, including the person's spouse, parents, children, brothers and sisters, mothers and fathers-in-law, sons and daughters-in-law and brothers and sisters-in law, but not more remote than first cousin.

                                   APPENDIX B

                              PLAN OF DISTRIBUTION

         The MedTox Shareholders may from time to time effect the sale of their Shares in one or more transactions in the public market, at prices and at terms then prevailing or at prices related to the then-current market price, or in negotiated transactions or otherwise. The Shares may be sold pursuant to the Registration Statement, another registration statement or pursuant to an exemption from registration, including Rule 144. If all or a portion of the Shares are sold in such transactions, they may be sold by means of: (a) a block trade in which the broker or dealer so engaged will attempt to sell the Shares as agent but may position and resell a portion of the block as principal to facilitate the transactions; (b) purchases by a broker as principal and resale by such broker for its account pursuant to the Prospectus that is a part of the Registration Statement; (c) an exchange distribution in accordance with the rules of such exchange; (d) ordinary brokerage transactions and transactions in which the broker solicits purchasers; or (e) a combination of the foregoing methods. In effecting sales, brokers or dealers engaged by the MedTox Shareholders may arrange for other brokers or dealers to participate. The brokers or dealers engaged by the MedTox Shareholders will receive commissions or discounts from the MedTox Shareholders in amounts to be negotiated prior to the sale. Such brokers or dealers and any other participating brokers or dealers, as well as the MedTox Shareholders, may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. There are currently no plans, arrangements or understandings between any of the MedTox Shareholders and any broker or dealer regarding the sale of stock by the MedTox Shareholders.